Exhibit 99.2

Supplemental Operating and Financial Data
Third Quarter and Nine Months Ended September 30, 2013

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “anticipates,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 32 for definitions of certain non-GAAP financial measures used in this document.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes entertainment, education, recreation and other specialty investments. Effective November 12, 2012, the Company updated its name from “Entertainment Properties Trust” to “EPR Properties” to reflect the Company's expansion into additional specialty segments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 80% of our FFO as adjusted in the form of dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Executive Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Investment Officer

Neil Sprague	Mike Hirons
Senior Vice President and General Counsel	Vice President - Strategic Planning

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

BMO Capital Markets	Paul Adornato	212-885-4170
Citi Global Markets	Michael Bilerman/Emmanuel Korchman	212-816-4471
FBR Capital Markets & Co.	Daniel Altscher	703-312-1651
Goldman Sachs	Andrew Rosavich	212-902-2796
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	214-409-2056
RBC Capital Markets	Richard Moore	440-715-2646
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three months ended September 30,		Nine months ended September 30,
Operating Information:	2013	2012	2013	2012
Revenue (1)	87,841	81,542	253,714	235,355
Net income available to common shareholders of
EPR Properties	37,551	28,149	99,328	74,317
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (2)	73,977	69,478	213,275	196,246
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	10	(1,898)	1,898	(9,564)
Adjusted EBITDA - continuing operations (2)	74,294	69,662	214,134	198,533
Adjusted EBITDA - discontinued operations (2)	10	1,188	1,898	4,451
Interest expense, net (1)	20,435	19,994	60,424	56,594
Recurring principal payments	2,472	5,131	10,916	17,795
Capitalized interest	1,014	307	1,984	479
Straight-lined rental revenue	1,350	2,042	3,271	3,705
Dividends declared on preferred shares	5,951	6,002	17,855	18,005
Dividends declared on common shares	37,529	35,131	111,892	105,376
General and administrative expense	6,764	5,486	19,468	17,774

Balance Sheet Information:	September 30,
	2013	2012
Total assets	3,135,273	2,915,372
Accumulated depreciation	398,356	370,173
Total assets before accumulated depreciation (gross assets)	3,533,629	3,285,545
Unencumbered real estate assets (3)
Number	173	149
Gross book value	2,553,269	2,037,277
Annualized stabilized NOI	262,944	212,849
Total debt	1,545,973	1,339,118
Equity	1,493,461	1,466,854
Common shares outstanding	47,990	46,841
Total market capitalization (using EOP closing price)	4,231,265	3,756,515
Debt/total assets	49%	46%
Debt/total market capitalization	37%	36%
Debt/gross assets	44%	41%
Debt/Adjusted EBITDA - continuing operations (1)(4)	5.20	4.81
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	5.20	4.73

(1) Excludes discontinued operations.
(2) See pages 31 through 32 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012
Assets
Rental properties: (1)
Entertainment	$2,065,181	$2,023,640	$2,017,909	$2,020,348	$2,012,794	$1,991,359
Education	184,728	120,468	112,193	102,311	102,094	48,146
Recreation	70,955	70,961	70,961	69,804	33,022	33,021
Other	14,062	43,580	43,580	71,421	118,348	121,526
Less: accumulated depreciation	(398,356)	(395,191)	(383,651)	(376,003)	(370,173)	(356,264)
Land held for development	200,325	199,001	197,740	196,177	191,442	188,874
Property under development	86,048	77,492	38,369	29,376	30,486	40,141
Mortgage notes receivable: (2)
Entertainment	91,309	77,464	77,464	76,199	52,294	51,197
Education	55,412	42,647	35,904	28,945	21,216	17,217
Recreation	364,829	359,630	352,668	348,091	338,245	335,205
Other	2,521	2,521	2,521	2,517	—	—
Investment in a direct financing lease, net	240,990	239,803	235,302	234,089	232,855	236,157
Investment in joint ventures	13,683	12,962	12,287	11,971	11,399	10,577
Cash and cash equivalents	24,141	20,030	11,763	10,664	25,007	12,739
Restricted cash	18,110	17,030	32,614	23,991	26,138	19,165
Accounts receivable, net	40,326	39,354	38,246	38,738	35,704	33,138
Other assets	61,009	64,893	55,922	58,091	54,501	51,469
Total assets	$3,135,273	$3,016,285	$2,951,792	$2,946,730	$2,915,372	$2,833,667

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$58,273	$51,722	$47,798	$65,481	$54,086	$37,485
Common dividends payable	12,636	12,418	37,161	35,165	35,131	35,128
Preferred dividends payable	5,951	5,952	5,952	6,021	6,002	6,002
Unearned rents and interest	18,979	16,821	19,984	11,333	14,181	11,982
Line of credit	68,000	24,000	59,000	39,000	—	112,000
Long-term debt	1,477,973	1,450,735	1,324,392	1,329,832	1,339,118	1,158,560
Total liabilities	1,641,812	1,561,648	1,494,287	1,486,832	1,448,518	1,361,157
Equity:
Common stock and additional paid-in- capital	1,825,790	1,784,123	1,775,653	1,769,711	1,754,767	1,753,266
Preferred stock at par value	139	139	139	139	135	135
Treasury stock	(62,177)	(62,169)	(61,227)	(55,308)	(49,689)	(49,539)
Accumulated other comprehensive income	17,536	20,392	20,114	20,622	20,629	20,680
Distributions in excess of net income	(288,204)	(288,225)	(277,551)	(275,643)	(259,318)	(252,338)
EPR Properties shareholders' equity	1,493,084	1,454,260	1,457,128	1,459,521	1,466,524	1,472,204
Noncontrolling interests	377	377	377	377	330	306
Total equity	1,493,461	1,454,637	1,457,505	1,459,898	1,466,854	1,472,510
Total liabilities and equity	$3,135,273	$3,016,285	$2,951,792	$2,946,730	$2,915,372	$2,833,667

(1) Includes rental properties held for sale.
(2) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012
Rental revenue and tenant reimbursements:
Entertainment	$59,352	$58,974	$59,727	$60,180	$60,633	$59,399
Education	4,422	3,152	3,157	2,921	2,602	1,720
Recreation	2,682	1,782	1,909	1,502	797	797
Other	305	704	339	331	331	276
Mortgage and other financing income:
Entertainment	2,258	2,223	2,204	1,936	1,427	498
Education (1)	8,507	8,145	7,957	7,724	7,563	7,548
Recreation	8,807	7,789	7,555	7,423	7,968	7,143
Other	67	79	79	34	18	23
Corporate/Unallocated	—	—	—	—	—	—
Other income (loss)	1,441	125	(29)	400	203	107
Total revenue	$87,841	$82,973	$82,898	$82,451	$81,542	$77,511

Property operating expense	6,579	5,990	7,034	6,915	5,939	5,687
Other expense	204	208	96	334	455	295
General and administrative expense	6,764	6,051	6,652	5,396	5,486	5,821
Costs associated with loan refinancing or payoff	223	5,943	—	150	477	—
Gain on early extinguishment of debt	—	—	(4,539)	—	—	—
Interest expense, net	20,435	20,000	19,989	20,062	19,994	18,459
Transaction costs	317	224	318	31	184	31
Impairment charges	—	—	—	1,160	—	—
Depreciation and amortization	13,141	13,176	12,822	12,201	11,733	11,616
Equity in income from joint ventures	351	466	351	358	342	278
Income from continuing operations	40,529	31,847	40,877	36,560	37,616	35,880
Discontinued operations:
Income (loss) from discontinued operations	(195)	629	(236)	287	(355)	497
Impairment charges	—	—	—	(6,819)	(3,086)	—
Transaction costs	—	—	—	—	—	3
Gain (loss) on sale or acquisition of real estate	3,168	—	565	(747)	—	438
Net income	43,502	32,476	41,206	29,281	34,175	36,818
Net income attributable to noncontrolling interests	—	—	—	(47)	(24)	(19)
Preferred dividend requirements	(5,951)	(5,952)	(5,952)	(6,503)	(6,002)	(6,002)
Preferred share redemption costs	—	—	—	(3,888)	—	—
Net income available to common shareholders of EPR Properties	$37,551	$26,524	$35,254	$18,843	$28,149	$30,797

(1) Represents income from owned assets under a direct financing lease, seven mortgage notes receivable and one note receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$37,551	$26,524	$35,254	$18,843	$28,149	$30,797
(Gain) loss on sale or acquisition of real estate	(3,168)	—	(565)	747	—	(438)
Real estate depreciation and amortization	13,069	13,498	13,468	13,318	13,013	12,635
Allocated share of joint venture depreciation	164	162	157	150	146	144
Impairment charges	—	—	—	7,979	3,086	—
FFO available to common shareholders of EPR Properties	$47,616	$40,184	$48,314	$41,037	$44,394	$43,138

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$47,616	$40,184	$48,314	$41,037	$44,394	$43,138
Costs associated with loan refinancing or payoff	223	5,943	—	150	477	—
Transaction costs	317	224	318	31	184	31
Gain on early extinguishment of debt	—	—	(4,539)	—	—	—
Preferred share redemption costs	—	—	—	3,888	—	—
FFO as adjusted available to common shareholders of EPR Properties	$48,156	$46,351	$44,093	$45,106	$45,055	$43,169

FFO per common share attributable to EPR Properties:
Basic	$1.01	$0.85	$1.03	$0.88	$0.95	$0.92
Diluted	1.00	0.85	1.03	0.87	0.94	0.92

FFO as adjusted per common share attributable to EPR Properties:
Basic	$1.02	$0.98	$0.94	$0.96	$0.96	$0.92
Diluted	1.01	0.98	0.94	0.96	0.96	0.92

Shares used for computation (in thousands):
Basic	47,349	47,081	46,854	46,850	46,840	46,826
Diluted	47,524	47,294	47,047	47,090	47,090	47,068

(1) See pages 31 through 32 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$47,616	$40,184	$48,314	$41,037	$44,394	$43,138
Adjustments:
Transaction costs	317	224	318	31	184	31
Non-real estate depreciation and amortization	277	277	277	276	263	258
Deferred financing fees amortization	1,010	988	999	994	1,047	1,092
Costs associated with loan refinancing or payoff	223	5,943	—	150	477	—
Share-based compensation expense to management and trustees	1,659	1,618	1,548	1,417	1,418	1,534
Maintenance capital expenditures (2)	(619)	(279)	(525)	(2,622)	(730)	(1,066)
Straight-lined rental revenue	(1,350)	(707)	(1,214)	(927)	(2,042)	(862)
Non-cash portion of mortgage and other financing income	(1,329)	(1,393)	(1,265)	(1,253)	(1,193)	(1,284)
Gain on early extinguishment of debt	—	—	(4,539)	—	—	—
Preferred share redemption costs	—	—	—	3,888	—	—
AFFO available to common shareholders of EPR Properties	$47,804	$46,855	$43,913	$42,991	$43,818	$42,841

Weighted average diluted shares outstanding (in thousands)	47,524	47,294	47,047	47,090	47,090	47,068

AFFO per diluted common share	$1.01	$0.99	$0.93	$0.91	$0.93	$0.91

Dividends declared per common share	$0.79	$0.79	$0.79	$0.75	$0.75	$0.75

AFFO payout ratio (3)	78%	80%	85%	82%	81%	82%

(1) See pages 31 through 32 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at September 30, 2013
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt:

	Mortgages (1)			Unsecured	Unsecured
Year	Amortization	Maturities	Bond/Term Loan (2)	Credit Facility (3)	Senior Notes	Total	Weighted Avg Interest Rate
2013	$2,637	$—	$—	$—	$—	$2,637	6.06%
2014	10,911	—	—	—	—	10,911	6.07%
2015	10,951	95,497	—	—	—	106,448	5.73%
2016	6,767	96,144	—	—	—	102,911	6.08%
2017	3,588	73,102	—	68,000	—	144,690	3.88%
2018	919	12,462	265,000	—	—	278,381	2.63%
2019	—	—	—	—	—	—	—%
2020	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
2023	—	—	—	—	275,000	275,000	5.25%
Thereafter	—	—	24,995	—	—	24,995	0.08%
	$35,773	$277,205	$289,995	$68,000	$875,000	$1,545,973	5.18%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed rate secured debt		$312,978	5.93%	2.85
Fixed rate unsecured debt (2)		1,115,000	5.38%	7.76
Variable rate secured debt		24,995	0.08%	24.00
Variable rate unsecured debt (3)		93,000	1.64%	2.89
Total		$1,545,973	5.18%	6.81

(1) Scheduled amortization and maturities represent only consolidated debt obligations.

(2) Includes $240 million of term loan that has been fixed through interest rate swaps through July 5, 2017.

(3) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 9/30/2013	Maturity	at 9/30/2013

	$475,000	$68,000	July 23, 2017	1.58%

Note: This facility has a one year extension available at the Company's option and includes an accordion feature in which the facility can be increased to up to $600 million, in each case, subject to certain terms and conditions.

EPR Properties
Capital Structure at September 30, 2013 and December 31, 2012
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:
	September 30, 2013	December 31, 2012

Unsecured revolving variable rate credit facility, LIBOR + 1.40%, due July 23, 2017	$68,000	$39,000
Mortgage note payable, 6.84%, paid in full June 20, 2013	—	92,773
Mortgage note payable, 5.58%, paid in full June 24, 2013	—	57,078
Mortgage note payable, 5.56%, due June 5, 2015	31,412	31,923
Mortgage note payable, 5.39%, due November 1, 2015	5,351	—
Mortgage notes payable, 5.77%, due November 6, 2015	65,609	67,172
Mortgage notes payable, 5.84%, due March 6, 2016	37,016	37,863
Mortgage notes payable, 6.37%, due June 30, 2016	26,600	27,156
Mortgage notes payable, 6.10%, due October 1, 2016	23,893	24,395
Mortgage notes payable, 6.02%, due October 6, 2016	17,998	18,381
Term loan payable, LIBOR + 1.60%, $240.0 million fixed through interest rate swaps at 2.51% through January 5, 2016 and 2.38% from January 5, 2016 to July 5, 2017, due July 23, 2018	265,000	240,000
Mortgage note payable, 6.06%, due March 1, 2017	10,056	10,261
Mortgage note payable, 6.07%, due April 6, 2017	10,356	10,565
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	33,901	48,914
Mortgage note payable, 5.29%, due July 1, 2017	3,781	3,881
Mortgage notes payable, 5.86% due August 1, 2017	24,559	25,053
Mortgage note payable, 6.19%, due February 1, 2018	14,639	15,084
Mortgage note payable, 7.37%, due July 15, 2018	7,807	8,698
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	—
Bond payable, variable rate, due October 1, 2037	24,995	10,635
Total	$1,545,973	$1,368,832

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of September, 2013

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BB+ (positive)	(2)

Summary of Covenants

The Company's outstanding senior unsecured notes have fixed interest rates of 5.25%, 5.75% and 7.75%. Interest on the senior unsecured notes is paid semiannually. The senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt which would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance.  The actual amounts as of September 30, 2013 and June 30, 2013 are:

		Actual	Actual
Note Covenants	Required	3rd Quarter 2013 (1)	2nd Quarter 2013
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	45%	44%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	10%	9%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.6x	3.6x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	232%	234%

(1) See page 14 for detailed calculations.
(2) Reflects outlook change from stable to positive on October 7, 2013.

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	September 30, 2013		Total Debt:		September 30, 2013
Total Assets	$3,135,273		Secured debt obligations		$337,973
Add: accumulated depreciation	398,356		Unsecured debt obligations:
Less: intangible assets	(2,704)		Unsecured debt		1,208,000
Total Assets	$3,530,925		Outsanding letters of credit		—
			Guarantees		20,430
			Derivatives at fair market value, net, if liability		4,956
Total Unencumbered Assets:	September 30, 2013		Total unsecured debt obligations:		1,233,386
Unencumbered real estate assets, gross	$2,553,269		Total Debt		$1,571,359
Cash and cash equivalents	24,141
Land held for development	200,325
Property under development	86,048
Total Unencumbered Assets	$2,863,783

Consolidated Income Available for Debt Service:	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	Trailing Twelve Months
Adjusted EBITDA	$74,294	$70,724	$69,116	$69,807	$283,941
Add: Adjusted EBITDA of discontinued operations	10	1,201	687	1,679	3,577
Less: straight-line rental revenue	(1,350)	(707)	(1,214)	(927)	(4,198)
Consolidated Income Available for Debt Service	$72,954	$71,218	$68,589	$70,559	$283,320

Annual Debt Service:
Interest expense, gross	$21,460	$20,632	$20,335	$20,445	$82,872
Less: deferred financing fees amortization	(1,010)	(988)	(999)	(994)	(3,991)
Annual Debt Service	$20,450	$19,644	$19,336	$19,451	$78,881

Debt Service Coverage	3.6	3.6	3.5	3.6	3.6

EPR Properties
Capital Structure at September 30, 2013
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at September 30, 2013	Liquidation Preference	Dividend Rate	Convertible

Common shares	47,990,200	$48.74	N/A	(1)	N/A
Series C	5,400,000	$21.30	$135,000	5.750%	Y
Series E	3,450,000	$29.50	$86,250	9.000%	Y
Series F	5,000,000	$21.44	$125,000	6.625%	N

Calculation of Total Market Capitalization:

Common shares outstanding at September 30, 2013 multiplied by closing price at September 30, 2013				$2,339,042
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Total long-term debt at September 30, 2013				1,545,973
Total consolidated market capitalization				$4,231,265

(1) Total monthly dividends declared in the third quarter of 2013 were $0.79 per share.
(2) Excludes accrued unpaid dividends at September 30, 2013.

EPR Properties
Summary of Ratios
(Unaudited)

	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012

Debt to total assets (book value)	49%	49%	47%	46%	46%	45%

Debt to total market capitalization	37%	35%	33%	35%	36%	36%

Debt to gross assets	44%	43%	41%	41%	41%	40%

Debt/Adjusted EBITDA - continuing operations (1)	5.20	5.21	5.00	4.90	4.81	4.83

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	5.20	5.13	4.95	4.79	4.73	4.71

Secured debt to secured assets	63%	65%	55%	56%	57%	56%

Unencumbered real estate assets to total real estate assets (2)	83%	83%	71%	70%	70%	58%

Interest coverage ratio (3)	3.5	3.6	3.5	3.5	3.5	3.7

Fixed charge coverage ratio (3)	2.7	2.8	2.7	2.7	2.7	2.8

Debt service coverage ratio (3)	3.1	3.0	2.9	2.9	2.8	2.8

FFO payout ratio (4)	79%	93%	77%	86%	80%	82%

FFO as adjusted payout ratio (5)	78%	81%	84%	78%	78%	82%

AFFO payout ratio (6)	78%	80%	85%	82%	81%	82%

(1) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012
Interest Coverage Ratio (1):
Net income	$43,502	$32,476	$41,206	$29,281	$34,175	$36,818
Impairment charges	—	—	—	7,979	3,086	—
Transaction costs	317	224	318	31	184	31
Interest expense, gross	21,460	20,632	20,335	20,445	20,307	18,481
Depreciation and amortization	13,346	13,776	13,745	13,594	13,276	12,893
Share-based compensation expense
to management and trustees	1,659	1,618	1,548	1,417	1,418	1,534
Costs associated with loan refinancing
or payoff	223	5,943	—	150	477	—
Interest cost capitalized	(1,014)	(626)	(344)	(380)	(307)	(16)
Straight-line rental revenue	(1,350)	(707)	(1,214)	(927)	(2,042)	(862)
Gain on early extinguishment of debt	—	—	(4,539)	—	—	—
(Gain) loss on sale or acquisition of real estate from discontinued operations	(3,168)	—	(565)	747	—	(438)
Interest coverage amount	$74,975	$73,336	$70,490	$72,337	$70,574	$68,441

Interest expense, net	$20,435	$19,972	$19,989	$20,062	$19,994	$18,459
Interest income	11	34	2	3	6	6
Interest cost capitalized	1,014	626	344	380	307	16
Interest expense, gross	$21,460	$20,632	$20,335	$20,445	$20,307	$18,481

Interest coverage ratio	3.5	3.6	3.5	3.5	3.5	3.7

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$74,975	$73,336	$70,490	$72,337	$70,574	$68,441

Interest expense, gross	$21,460	$20,632	$20,335	$20,445	$20,307	$18,481
Preferred share dividends	5,951	5,952	5,952	6,503	6,002	6,002
Fixed charges	$27,411	$26,584	$26,287	$26,948	$26,309	$24,483

Fixed charge coverage ratio	2.7	2.8	2.7	2.7	2.7	2.8

Debt Service Coverage Ratio (1):
Interest coverage amount	$74,975	$73,336	$70,490	$72,337	$70,574	$68,441

Interest expense, gross	$21,460	$20,632	$20,335	$20,445	$20,307	$18,481
Recurring principal payments	2,472	4,141	4,303	4,171	5,131	6,337
Debt service	$23,932	$24,773	$24,638	$24,616	$25,438	$24,818

Debt service coverage ratio	3.1	3.0	2.9	2.9	2.8	2.8

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012

Net cash provided by operating activities	$45,649	$72,554	$40,172	$62,002	$42,001	$61,481

Equity in income from joint ventures	351	466	351	358	342	278
Distributions from joint ventures	(216)	(191)	(223)	(219)	(189)	(284)
Amortization of deferred financing costs	(1,010)	(988)	(999)	(994)	(1,047)	(1,092)
Increase (decrease) in mortgage notes and related accrued interest receivable	2,868	(1,664)	36	(419)	791	24
Increase (decrease) in restricted cash	(565)	(10,234)	(2,946)	3,984	4,543	(1,360)
Increase (decrease) in accounts receivable, net	1,539	1,480	339	3,149	2,182	(2,284)
Increase in direct financing lease receivable	1,186	1,240	1,212	1,234	1,192	1,282
Increase (decrease) in other assets	(2,842)	1,810	(139)	(1,682)	1,219	(1,953)
Decrease (increase) in accounts payable and accrued liabilities	9,066	(8,493)	10,520	(11,276)	1,365	(5,402)
Decrease (increase) in unearned rents	(464)	(2,167)	3,072	(2,969)	33	117
Straight-line rental revenue	(1,350)	(707)	(1,214)	(927)	(2,042)	(862)
Interest expense, gross	21,460	20,632	20,335	20,445	20,307	18,481
Interest cost capitalized	(1,014)	(626)	(344)	(380)	(307)	(16)
Transaction costs	317	224	318	31	184	31

Interest coverage amount (1)	$74,975	$73,336	$70,490	$72,337	$70,574	$68,441

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2013 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended September 30, 2013	Capital Spending Nine Months Ended September 30, 2013
Development of megaplex theatres	various	Entertainment	$17,131	$48,775
Acquisition of megaplex theatres	various	Entertainment	26,025	26,025
Development of other entertainment and retail projects	various	Entertainment	362	2,732
Investment in unconsolidated joint ventures and funding of mortgage notes to unconsolidated joint ventures	various	Entertainment	12,196	12,818
Investment in mortgage notes receivable for public charter schools	various	Education	13,842	29,164
Acquisition and development of early childhood education centers	various	Education	5,908	12,070
Development of public charter school properties	various	Education	35,784	71,523
Investment in direct financing lease related to public charter school	Columbia, SC	Education	—	3,262
Additions to mortgage note receivable for development of Schlitterbahn waterparks	various	Recreation	1,344	4,920
Additions to mortgage note receivable for improvements at ski properties	various	Recreation	2,114	3,456
Development of TopGolf golf entertainment facilities	various	Recreation	14,031	32,772
Improvements at Wisp ski resort	McHenry, MD	Recreation	—	1,096
Investment in casino and resort project	Sullivan County, NY	Other	1,324	4,149
Total investment spending			$130,061	$252,762
Other capital acquisitions, net	various		555	1,097
Total capital spending			$130,616	$253,859

2013 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds
Geyser Peak winery and related vineyards	Sonoma County, CA	March 2013	$24,146
Clements winery	Linden, CA	July 2013	1,252
Lockeford winery and related vineyards	Lockeford, CA	July 2013	929
Rack and Riddle custom crush and vineyards	Hopland, CA	August 2013	19,266
Geyser Peak vineyards	Sonoma County, CA	August 2013	897

EPR Properties
Financial Information by Asset Type
For the Three Months Ended September 30, 2013
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$54,800	$4,422	$2,682	$305	$62,209	$—	$62,209
Tenant reimbursements	4,552	—	—	—	4,552	—	4,552
Other income	29	—	—	1,373	1,402	39	1,441
Mortgage and other financing income	2,258	8,507	8,807	67	19,639	—	19,639
Total revenue	61,639	12,929	11,489	1,745	87,802	39	87,841

Property operating expense	6,365	—	—	214	6,579	—	6,579
Other expense	—	—	—	204	204	—	204
Total investment expenses	6,365	—	—	418	6,783	—	6,783
General and administrative expense	—	—	—	—	—	6,764	6,764
Transaction costs	—	—	—	—	—	317	317
EBITDA - continuing operations	$55,274	$12,929	$11,489	$1,327	$81,019	$(7,042)	$73,977
	68%	16%	14%	2%	100%

Add: transaction costs						317	317
Adjusted EBITDA - continuing operations							74,294

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(223)	(223)
Interest expense, net						(20,435)	(20,435)
Transaction costs						(317)	(317)
Depreciation and amortization						(13,141)	(13,141)
Equity in income from joint ventures						351	351
Discontinued operations:
Loss from discontinued operations						(195)	(195)
Gain on sale or acquisition of real estate						3,168	3,168
Net income							43,502
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$37,551

EPR Properties
Financial Information by Asset Type
For the Nine Months Ended September 30, 2013
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$164,305	$10,732	$6,373	$1,348	$182,758	$—	$182,758
Tenant reimbursements	13,748	—	—	—	13,748	—	13,748
Other income	77	—	—	1,451	1,528	10	1,538
Mortgage and other financing income	6,685	24,609	24,151	225	55,670	—	55,670
Total revenue	184,815	35,341	30,524	3,024	253,704	10	253,714

Property operating expense	19,341	—	—	263	19,604	—	19,604
Other expense	—	—	—	508	508	—	508
Total investment expenses	19,341	—	—	771	20,112	—	20,112
General and administrative expense	—	—	—	—	—	19,468	19,468
Transaction costs	—	—	—	—	—	859	859
EBITDA - continuing operations	$165,474	$35,341	$30,524	$2,253	$233,592	$(20,317)	$213,275
	71%	15%	13%	1%	100%

Add: transaction costs						859	859
Adjusted EBITDA - continuing operations							214,134

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(6,166)	(6,166)
Gain on early extinguishment of debt						4,539	4,539
Interest expense, net						(60,424)	(60,424)
Transaction costs						(859)	(859)
Depreciation and amortization						(39,140)	(39,140)
Equity in income from joint ventures						1,168	1,168
Discontinued operations:
Income from discontinued operations						198	198
Gain on sale or acquisition of real estate						3,733	3,733
Net income							117,183
Preferred dividend requirements						(17,855)	(17,855)
Net income available to common shareholders of EPR Properties							$99,328

EPR Properties
Financial Information by Asset Type
For the Three Months Ended September 30, 2012
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$56,025	$2,602	$797	$331	$59,755	$—	$59,755
Tenant reimbursements	4,608	—	—	—	4,608	—	4,608
Other income	25	—	—	178	203	—	203
Mortgage and other financing income	1,427	7,563	7,968	18	16,976	—	16,976
Total revenue	62,085	10,165	8,765	527	81,542	—	81,542

Property operating expense	5,801	—	—	138	5,939	—	5,939
Other expense	4	—	—	250	254	201	455
Total investment expenses	5,805	—	—	388	6,193	201	6,394
General and administrative expense	—	—	—	—	—	5,486	5,486
Transaction costs	—	—	—	—	—	184	184
EBITDA - continuing operations	$56,280	$10,165	$8,765	$139	$75,349	$(5,871)	$69,478
	75%	13%	12%	—%	100%

Add: transaction costs						184	184
Adjusted EBITDA - continuing operations							69,662

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(477)	(477)
Interest expense, net						(19,994)	(19,994)
Transaction costs						(184)	(184)
Depreciation and amortization						(11,733)	(11,733)
Equity in income from joint ventures						342	342
Discontinued operations:
Loss from discontinued operations						(355)	(355)
Impairment charges						(3,086)	(3,086)
Net income							34,175
Noncontrolling interests						(24)	(24)
Preferred dividend requirements						(6,002)	(6,002)
Net income available to common shareholders of EPR Properties							$28,149

EPR Properties
Financial Information by Asset Type
For the Nine Months Ended September 30, 2012
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$165,620	$5,742	$2,114	$888	$174,364	$—	$174,364
Tenant reimbursements	13,794	—	—	—	13,794	—	13,794
Other income	71	—	—	265	336	—	336
Mortgage and other financing income	2,373	22,406	22,016	66	46,861	—	46,861
Total revenue	181,858	28,148	24,130	1,219	235,355	—	235,355

Property operating expense	17,238	—	—	761	17,999	—	17,999
Other expense	4	—	—	585	589	460	1,049
Total investment expenses	17,242	—	—	1,346	18,588	460	19,048
General and administrative expense	—	—	—	—	—	17,774	17,774
Transaction costs	—	—	—	—	—	373	373
Impairment charges	—	—	—	—	—	1,914	1,914
EBITDA - continuing operations	$164,616	$28,148	$24,130	$(127)	$216,767	$(20,521)	$196,246
	76%	13%	11%	—%	100%

Add: transaction costs						373	373
Add: impairment charges						1,914	1,914
Adjusted EBITDA - continuing operations							198,533

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(477)	(477)
Interest expense, net						(56,594)	(56,594)
Transaction costs						(373)	(373)
Impairment charges						(1,914)	(1,914)
Depreciation and amortization						(34,497)	(34,497)
Equity in income from joint ventures						666	666
Discontinued operations:
Income from discontinued operations						334	334
Impairment charges						(14,015)	(14,015)
Gain on sale or acquisition of real estate						720	720
Net income							92,383
Noncontrolling interests						(61)	(61)
Preferred dividend requirements						(18,005)	(18,005)
Net income available to common shareholders of EPR Properties							$74,317

EPR Properties
Financial Information by Segment - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended September 30, 2013			For the Nine Months Ended September 30, 2013
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$163	$163	$109	$1,514	$1,623
Tenant reimbursements	—	—	—	554	—	554
Total revenue	—	163	163	663	1,514	2,177

Property operating expense	66	—	66	68	(30)	38
Other expense	—	87	87	—	241	241
Total investment expenses	66	87	153	68	211	279
Impairment charges	—	—	—	—	—	—
EBITDA and Adjusted EBITDA - discontinued operations	$(66)	$76	$10	$595	$1,303	$1,898

Reconciliation to Consolidated Statements of Income:
Interest expense, net			—			28
Depreciation and amortization			(205)			(1,728)
Gain on sale or acquisition of real estate			3,168			3,733
Income from discontinued operations			$2,973			$3,931

	For the Three Months Ended September 30, 2012			For the Nine Months Ended September 30, 2012
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$1,294	$1,294	$—	$4,179	$4,179
Mortgage and other financing income	—	—	—	—	112	112
Total revenue	—	1,294	1,294	—	4,291	4,291

Property operating expense	3	—	3	11	(731)	(720)
Other expense	—	103	103	—	560	560
Total investment expenses	3	103	106	11	(171)	(160)
Impairment charges	—	3,086	3,086	—	14,015	14,015
EBITDA - discontinued operations	$(3)	$(1,895)	$(1,898)	$(11)	$(9,553)	$(9,564)

Add: impairment charges			3,086			14,015
Adjusted EBITDA - discontinued operations			$1,188			$4,451
Reconciliation to Consolidated Statements of Income:
Interest expense, net			—			12
Impairment charges			(3,086)			(14,015)
Depreciation and amortization			(1,543)			(4,129)
Gain on sale or acquisition of real estate			—			720
Income (loss) from discontinued operations			$(3,441)			$(12,961)
(1) For each of the three and nine months ended September 30, 2013 and 2012, consists of certain operations that primarily related to the settlement of escrow reserves established with the sale of Toronto Dundas Square.
(2) For each of the three and nine months ended September 30, 2013 and 2012, consists of the operations of the Pope Valley Winery, which was classified as held for sale as of September 30, 2013 as well as the operations of six vineyard and winery properties that were sold during 2012 and 2013.

EPR Properties
Investment Information by Asset Type
As of September 30, 2013 and December 31, 2012
(Unaudited, dollars in thousands)

	As of September 30, 2013
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,678,574	$180,938	$66,505	$7,765	$1,933,782
Rental properties held for sale, net of accumulated depreciation	—	—	—	2,788	2,788
Add back accumulated depreciation on rental properties	386,607	3,790	4,450	3,190	398,037
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	195,868	200,325
Property under development	43,481	14,581	27,986	—	86,048
Mortgage notes and related accrued interest receivable, net	91,309	55,412	364,829	2,521	514,071
Investment in a direct financing lease, net	—	240,990	—	—	240,990
Investment in joint ventures	13,683	—	—	—	13,683
Intangible assets, gross (1)	14,244	—	—	—	14,244
Notes receivable and related accrued interest receivable, net (1)	—	5,011	—	—	5,011
Total investments (2)	$2,232,355	$500,722	$463,770	$212,451	$3,409,298
% of total investments	65%	15%	14%	6%	100%

	As of December 31, 2012
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,664,763	$100,666	$67,127	$52,537	$1,885,093
Rental properties held for sale, net of accumulated depreciation	—	—	—	2,788	2,788
Add back accumulated depreciation on rental properties	355,585	1,645	2,677	15,777	375,684
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	191,720	196,177
Property under development	20,952	4,582	3,842	—	29,376
Mortgage notes and related accrued interest receivable, net	76,199	28,945	348,091	2,517	455,752
Investment in a direct financing lease, net	—	234,089	—	—	234,089
Investment in joint ventures	11,971	—	—	—	11,971
Intangible assets, gross (1)	14,327	—	—	—	14,327
Notes receivable and related accrued interest receivable, net (1)	183	3,728	—	993	4,904
Total investments (2)	$2,148,437	$373,655	$421,737	$266,651	$3,210,480
% of total investments	67%	12%	13%	8%	100%

(1) Included in other assets in the consolidated balance sheets as of September 30, 2013 and December 31, 2012 in the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

	9/30/2013	12/31/2012
Intangible assets, gross	$14,244	$14,327
Less: accumulated amortization on intangible assets	(11,540)	(11,006)
Notes receivable and related accrued interest receivable, net	5,011	4,904
Prepaid expenses and other current assets	28,976	30,187
Total other assets	$36,691	$38,412

(2) See pages 31 and 32 for definitions.

EPR Properties
Lease Expirations
As of September 30, 2013
(Unaudited, dollars in thousands)

	Megaplex Theatres				Public Charter Schools
Year	Total Number of Properties		Rental Revenue for the Trailing Twelve Months Ended September 30, 2013 (1)	% of Total Revenue	Total Number of Properties		Financing Income/Rental Revenue for the Trailing Twelve Months Ended September 30, 2013	% of Total Revenue

2013	—		$—	—	—		$—	—
2014	—		—	—	—		—	—
2015	3		9,589	3%	—		—	—
2016	4		9,441	3%	—		—	—
2017	4		7,323	2%	1		170	—%
2018	18		30,532	9%	—		—	—
2019	7		22,133	6%	—		—	—
2020	7		9,167	3%	—		—	—
2021	5		8,507	2%	—		—	—
2022	12		22,561	7%	—		—	—
2023	6		13,087	4%	—		—	—
2024	10		16,283	5%	—		—	—
2025	6		12,506	4%	—		—	—
2026	4		5,674	2%	—		—	—
2027	2		3,355	1%	—		—	—
2028	1		1,060	—%	—		—	—
2029	15	(2)	14,125	4%	—		—	—
2030	—		—	—	—		—	—
2031	4		3,772	1%	11	(4)	10,537	3%
2032	3	(3)	2,007	1%	13	(5)	13,129	4%
Thereafter	5		938	—%	22	(6)	18,097	5%
	116		$192,060	57%	47		$41,933	12%

Note: This schedule relates to consolidated megaplex theatres and public charter schools only which together represent approximately 69% of total revenue for the trailing twelve months ended September 30, 2013. This schedule excludes properties under construction.

(1) Consists of rental revenue and tenant reimbursements.
(2) All of these theatre properties are leased under a master lease.
(3) All of these threatre properties are leased under a master lease.
(4) Five of these public charter school properties are leased under a master lease to Imagine.
(5) Six of these public charter school properties are leased under a master lease to Imagine.
(6) Sixteen of these public charter school properties are leased under a master lease to Imagine.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Nine Months Ended	Percentage of
	Customers	Asset Type	September 30, 2013	Total Revenue	September 30, 2013	Total Revenue

1.	American Multi-Cinema, Inc.	Entertainment	$20,873	24%	$63,560	25%
2.	Cinemark USA, Inc.	Entertainment	8,498	10%	18,485	7%
3.	Imagine Schools, Inc.	Education	7,238	8%	21,456	8%
4.	Regal Cinemas, Inc.	Entertainment	5,816	7%	16,634	7%
5.	Peak Resorts, Inc.	Recreation	4,592	5%	13,675	5%
6.	SVVI, LLC	Recreation	4,177	5%	10,630	4%
7.	Southern Theatres, LLC	Entertainment	2,957	3%	8,914	4%
8.	Carmike Cinemas, Inc.	Entertainment	2,626	3%	7,463	3%
9.	TopGolf USA	Recreation	2,037	2%	4,171	2%
10.	Empire Theatres Limited	Entertainment	2,032	2%	6,185	2%

	Total		$60,846	69%	$171,173	67%

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	September 30, 2013	December 31, 2012
Mortgage note, 6.50%, due December 31, 2013	$11,796	$—
Mortgage note and related accrued interest receivable, 9.00%, paid in full on May 31, 2013	—	1,710
Mortgage note, 10.00%, due April 1, 2016	42,907	42,907
Mortgage note and related accrued interest receivable, 10.00%, due November 1, 2017	2,521	2,517
Mortgage note, 9.50%, due January 31, 2018	21,293	17,979
Mortgage notes and related accrued interest receivable, 7.00% and 10.00%, due May 1, 2019	184,342	178,545
Mortgage note, 9.96%, due March 10, 2027	10,972	10,945
Mortgage notes, 10.61%, due April 3, 2027	63,500	62,500
Mortgage note, 9.83%, due October 30, 2027	47,029	45,714
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	36,032	36,032
Mortgage note and related accrued interest receivable, 9.50%, due September 1, 2032	19,627	19,471
Mortgage note and related accrued interest receivable, 10.25%, due October 31, 2032	22,188	22,188
Mortgage note, 10.00%, due December 19, 2032	3,664	2,550
Mortgage note, 9.00%, due December 31, 2032	5,693	5,787
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	3,451	1,977
Mortgage note and related accrued interest receivable, 9.50%, due January 1, 2033	6,324	—
Mortgage note and related accrued interest receivable, 9.50%, due April 30, 2033	4,806	—
Mortgage note and related accrued interest receivable, 9.50%, due April 30, 2033	6,836	—
Mortgage note and related accrued interest receivable, 9.50%, due April 30, 2033	8,675	—
Mortgage note, 11.31%, due December 31, 2033	12,415	4,930
Total mortgage notes and related accrued interest receivable	$514,071	$455,752

Payments Due on Mortgage Notes Receivable

	As of September 30, 2013
Year:
2013	$13,307
2014	117
2015	878
2016	43,797
2017	1,154
Thereafter	454,818
Total	$514,071

EPR Properties
Summary of Notes Receivable
(Unaudited, dollars in thousands)

Summary of Notes Receivable (1)

	September 30, 2013	December 31, 2012
Note and related accrued interest receivable, 10.00%,
due July 19, 2014	$1,301	$—
Note and related accrued interest receivable, 9.23%,
due August 31, 2015	3,710	3,728
Note and related accrued interest receivable, 6.00%,
paid in full on August 9, 2013	—	1,116
Other	—	183
Total notes and related accrued interest receivable	$5,011	$5,027
Less: Loan loss reserves	—	(123)
Total notes and related accrued interest receivable, net	$5,011	$4,904

(1) Included in other assets in the consolidated balance sheets as of September 30, 2013 and December 31, 2012 in the Company's Quarterly Report on Form 10-Q.

Payments due on Notes Receivable

	As of September 30, 2013
Year:
2013	$75
2014	1,356
2015	3,580
Total	$5,011

EPR Properties
Summary of Unconsolidated Joint Ventures
As of and for the Nine Months Ended September 30, 2013
(Unaudited, dollars in thousands)

Atlantic-EPR I and Atlantic-EPR II

Note: Subsequent to September 30, 2013, the Company purchased its partner's interests in each of these joint ventures.

EPR investment interest in Atlantic-EPR I: 48.5%
EPR investment interest in Atlantic-EPR II: 32.7%
Income recognized for the nine months ended September 30, 2013: $498
Distributions received for the nine months ended September 30, 2013: $630

Unaudited condensed financial information for Atlantic-EPR I and Atlantic-EPR II is as follows as of and for the nine months ended September 30, 2013 and 2012:

	2013	2012
Rental properties, net	$44,667	$45,772
Cash	221	255
Atlantic-EPR II mortgage note payable to EPR (1)	11,796	117
Mortgage note payable (2)	—	11,929
Atlantic-EPR I mortgage note payable to EPR (1)	21,293	16,262
Partners’ equity	18,395	18,794
Rental revenue	4,253	4,204
Net income	1,408	1,354
(1) Atlantic-EPR I and Atlantic-EPR II mortgage notes payable to EPR Properties were settled with the Company's acquisition of its partner's interest in each of these joint ventures subsequent to September 30, 2013.

(2) Atlantic-EPR II mortgage note payable was paid in full on September 1, 2013.

Ningbo PIC, Nanqiao PIC, Shanghai Himalaya PIC and Shanghai SFG-EPR Cinema

EPR investment interest: 30.0%, 49.0%, 49.0% and 49.0%, respectively
EPR investment: $5,392
Income recognized for the nine months ended September 30, 2013: $670
Distributions received for the nine months ended September 30, 2013: $0

EPR Properties
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, less gain on sale or acquisition of real estate, gain on early extinguishment of debt, equity in income from joint ventures and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs. Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales or acquisitions of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs, provision for loan losses and preferred share redemption costs and by subtracting gain on early extinguishment of debt . FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income and gain on early extinguishment of debt. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt and gain or loss on sale or acquisition of real estate from discontinued operations. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.